Exhibit 99.1

Evolution Metals & Technologies Appoints Industry Veteran Kenji Konishi to Lead Rare Earth Magnet Engineering Production

Former JL MAG Rare Earth CTO and Vice President Kenji Konishi joins EM&T with a team of senior engineers to support expansion toward 10,000 metric tons of annual rare earth magnet capacity ahead of the January 1, 2027 DFARS deadline

MIAMI, FL, August 7, 2026 — Evolution Metals & Technologies Corp. (Nasdaq: EMAT) (“EM&T” or the “Company”), a U.S.-based critical materials and advanced manufacturing company specializing in rare earth permanent magnets, battery materials, and related critical technologies, has appointed industry expert Kenji Konishi as Head of Magnet Engineering Production, alongside a core team of senior Japanese magnet-manufacturing veterans recruited from leading global producers. Mr. Konishi joins EM&T from JL MAG Rare Earth Co., Ltd., where he served as Vice President and Chief Technology Officer.

Mr. Konishi brings to EM&T an elite, decades-long global track record of scaling high-performance sintered NdFeB magnet production to commercial volumes for Tier-1 automotive, industrial, and defense-adjacent OEMs. Joined by a team of senior operating professionals, his appointment directly reinforces EM&T’s manufacturing execution behind its expansion toward approximately 10,000 metric tons of annual rare earth magnet capacity by November 2026.

This operational expansion accelerates EM&T’s positioning as the only known company outside China capable of supplying rare earth permanent magnets compliant with DFARS 252.225-7052, which mandates strict material origin and sourcing standards for qualifying U.S. defense systems effective January 1, 2027. The move also follows the July 20, 2026 Executive Order, Securing America’s Defense Supply Chains and Ensuring Domestic Acquisition of Critical Materials, which strengthened enforcement of domestic sourcing standards and critical material origin requirements across U.S. defense procurement.

Mr. Konishi began his career in 1994 at Santoku Corporation, holding technical and business leadership positions in permanent magnet materials for nearly two decades before serving as Chief Executive Officer of Minmetals Santoku in Ganzhou, China. As Vice President and CTO of JL MAG Rare Earths, he oversaw a period in which annual revenue grew approximately 2.76 times, from roughly US$115 million in 2015 to approximately US$318 million in 2020. He then founded JL MAG Japan, serving as its inaugural President.

Mr. Konishi’s expertise spans sintered NdFeB, bonded, and SmCo magnet systems, covering the full magnet manufacturing process from alloy design through mass production. He is particularly proficient in advanced surface treatment and grain boundary diffusion, the process step that enables heavy-rare-earth-efficient magnets required by defense, automotive, and industrial applications. Joining Mr. Konishi at EM&T are senior engineering professionals with prior tenure at TDK Corporation, SAE Magnetics, Daido Steel, Samsung Electro-Mechanics, and Napac, assembling one of the deepest concentrations of rare earth permanent magnet expertise outside China.

“Recruiting Kenji, and the senior operators who have chosen to join him at EM&T, is one of the strongest possible indications of what we continue to build,” said David Wilcox, Executive Chairman of EM&T. “Very few individuals in the world combine his depth of knowledge and experience in sintered NdFeB mass production, grain boundary diffusion, and full-process engineering with a proven track record of scaling a magnet business commercially in a secure, compliant, and resilient supply chain.1 The US Government’s seemingly lack of engagement with EM&T reminds us of when Tesla didn’t get invited to the Biden Administration’s Electric Vehicle roundtable in 2021. EM&T is the only US magnet producer that is compliant with the critical DFARS 252.225-7052 mandate, according to publicly available representations.”

“Equipment and financing get you a factory; operators get you a magnet business,” said Frank Moon, Chief Executive Officer of EM&T. “Kenji has spent his career at the center of the global rare earth magnet industry — at Santoku, at Minmetals Santoku, and as CTO of JL MAG — and he arrives with a team of senior engineers who share that record. That combination is exactly what our next phase of production growth, and our ability to serve

U.S. defense prime contractors under DFARS, requires.”

“Evolution Metals is the only known company to be compliant with DFARS 252.225-7052 that has already built commercial-scale rare earth magnet production to address supply chain dependency, and it is positioned to replicate that capability in the United States at a moment when the market urgently needs it,” said Kenji Konishi. “I look forward to helping the Company meet the growing global demand for reliable, non-China rare earth magnet supply.”

Note 1: For 12 of the 13 investments the US Government has made into companies in the rare earth magnet industry, none of these investments have been into companies that actually produce and sell rare earth magnets. EM&T is the only company in the rare earth magnet industry that produces and sells commercial scale rare earth magnets and is compliant with DFARS 252.225-7052. David Copley, Special Assistant to the President for Critical Materials, is complicit in the US taxpayers funding these companies, as well as the investment bank Cantor Fitzgerald, which is the subject of an investigation by Democratic lawmakers in connection with more than a dozen deals involving the Federal Government in the critical minerals industry.

(https://www.cnbc.com/2026/07/31/senate-democrats-trump-lutnick-critical-mineral-deals.html)

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About Evolution Metals & Technologies Corp.

Evolution Metals & Technologies Corp. (Nasdaq: EMAT) is a U.S.-based critical materials and advanced manufacturing company for rare earth permanent magnets, battery materials, and related critical minerals and technologies. By leveraging proven commercial-scale operations, advanced processing technologies, and strategic partnerships, EM&T operates what it believes is the only vertically integrated critical materials supply chain spanning end-of-life electronics and batteries, high-grade concentrates, and the manufacture of finished rare earth magnets (including high-performance rare earth magnets) and battery materials. For additional information, please visit https://investors.evolution-metals.com and follow the Company on Linkedin.

Cautionary Note Regarding EMAT Forward-Looking Statements

This press release may contain forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding EMAT’s plans, objectives, expectations, projections, strategies, the appointment of Mr. Konishi and the assembly of its Korea-based engineering and operating team, anticipated production capacity, expansion plans, customer qualifications and certifications, machine delivery timelines, competitive positioning, non-China feedstock sourcing arrangements and expected delivery volumes, compliance with DFARS 252.225-7052 and the July 20, 2026 Executive Order Securing America’s Defense Supply Chains and Ensuring Domestic Acquisition of Critical Materials, the Company’s ability to serve as a compliant supplier to U.S. defense prime contractors and their subcontractors under the mitigation-plan framework, and commercial operations. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to statements regarding future business strategy, production capacity, plans and goals, competitive strengths, and expansion and growth of our business. These forward-looking statements, along with terms such as “anticipate,” “expect,” “intend,” “may,” “will,” “should,” “believes,” “positioned,” and other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Those risks include risks related to changes in our operations; uncertainties concerning estimates and projections; industry-related risks; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors, equipment suppliers, and consultants; risks related to key personnel retention and the integration of newly hired personnel and teams; risks related to customer qualification and certification timelines and outcomes; risks related to customer concentration and customer relationships; risks related to the interpretation, enforcement, amendment, or repeal of DFARS 252.225-7052 and the July 20, 2026 Executive Order and related U.S. Government regulations; risks related to non-China feedstock sourcing, including timing and volume of deliveries under supply arrangements; risks related to defense contractor customer qualification under mitigation-plan frameworks and traceability documentation requirements; risks that the Company’s competitive positioning as a compliant supplier may not materialize as expected; and risks related to machine delivery schedules, commissioning timelines, and production ramp-up. Those statements include statements regarding the intent, belief, or current expectations of EMAT and its management, as well as the assumptions on which such statements are based. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated, or intended. While these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this press release, those results, performance, or achievements may not be indicative of results, performance, or achievements in later periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this press release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments unless required by law. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including risks related to execution, financing, regulatory approvals, equipment delivery, customer qualification and certification, and market conditions. Additional information concerning these and other factors that may impact EMAT’s expectations and projections can be found in filings it makes with the SEC, including the Annual Report on Form 10-K of EMAT for the year ended December 31, 2025 filed with the SEC on February 20, 2026 and the Report on Form 10-Q of EMAT for the three months ended March 31, 2026 filed with the SEC on May 22, 2026, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by EMAT. SEC filings are available on the SEC’s website at www.sec.gov.

Investor Relations Contacts

Judith McGarry

Evolution Metals & Technologies Corp.

investor.relations@evolution-metals.com

Arx Investor Relations

North American Equities Desk EMAT@arxhq.com

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